UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    June 10, 2005
                                                ______________________________



                     Peoples Community Bancorp, Inc.
______________________________________________________________________________
        (Exact name of registrant as specified in its charter)




           Maryland                      0-29949                  31-1686242
______________________________________________________________________________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                           Identification No.)




6100 West Chester Road, West Chester, Ohio                           45069
______________________________________________________________________________
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code   (513) 870-3530
                                                  ____________________________



                               Not Applicable
______________________________________________________________________________
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 8.01 Other Events
          ------------

     On June 10, 2005, following receipt of all required regulatory and stockholder approvals, Peoples Community Bancorp, Inc. ("PCB") completed the acquisition of American State Corporation ("ASC") pursuant to an Agreement and Plan of Merger, dated December 17, 2004, between PCB, Peoples Community Bank ("Peoples"), ASC and American State Bank ("American") (the "Merger Agreement"). The acquisition was effected by means of the merger of ASC with and into PCB (the "Merger"). Upon consummation of the Merger, each share of common stock of ASC outstanding immediately prior thereto was converted into the right to receive $4.79 in cash. Immediately following the Merger, American, ASC's wholly-owned banking subsidiary, was merged with and into Peoples, PCB's wholly-owned banking subsidiary.

     For additional information regarding the Merger, reference is made to the press release of PCB dated June 14, 2005 and included as Exhibit 99.1 hereto.





























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Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibits are included with this Report:

          Exhibit Number      Description
          --------------      --------------------------------------

          2.1 Agreement and Plan of Merger, dated December 17, 2004 by and among Peoples Community Bancorp, Inc., Peoples Community Bank, American State Corporation and American State Bank, including the related Holdback Escrow Agreement (1)

          10.1 Stockholder Agreement between Peoples Community Bancorp, Inc., and the directors of American State Corporation. (1)

          99.1                Press release dated June 14, 2005

          __________________

          (1) Incorporated by reference to the Current Report on Form 8-K filed by Peoples with the SEC on December 22, 2004.






















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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              PEOPLES COMMUNITY BANCORP, INC.


                         By:  /s/ Jerry D. Williams
                              ---------------------------------------
                              Name:   Jerry D. Williams
                              Title:  President and Chief Executive Officer

Date: June 14, 2005



























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